AZZAD FUNDS

Azzad Ethical Fund (ADJEX)

Azzad Wise Capital Fund Summary (WISEX)

Supplement to the Statement of Additional Information

dated November 1, 2022

Supplement dated June 26, 2023

_______________________________________________________________________________________________

Effective as of June 21, 2023, Abed Awad has resigned from the Board of Trustees of Azzad Funds. Any reference to Abed Awad should be disregarded.

* * * * * *

This supplement, the Prospectus and the Statement of Additional Information, each dated November 1, 2022, provide the information a prospective investor should know about the Funds and should be retained for future reference.   You may obtain a copy of the current Prospectus or Statement of Additional Information, without charge, by calling Azzad Funds at 888.862.9923 or visiting www.azzadfunds.com.